Property, Plant and Equipment	12 Months Ended
Dec. 31, 2025
Property, plant and equipment [abstract]
Property, Plant and Equipment	Property, Plant and Equipment

	Exploration and Production			Oil Sands Mining and Upgrading	Midstream and Refining	Head Office	Total
	North America	North Sea	Offshore Africa
Cost
At December 31, 2023	$83,483	$8,606	$4,409	$49,375	$484	$566	$146,923
Additions	3,440	352	205	2,103	11	41	6,152
Acquisition of Chevron's assets	2,585	—	—	6,316	—	—	8,901
Transfers from exploration and evaluation assets	45	—	—	7	—	—	52
Derecognitions (1)	(589)	(18)	—	(456)	—	—	(1,063)
Foreign exchange adjustments and other	—	791	409	—	—	—	1,200
At December 31, 2024	88,964	9,731	5,023	57,345	495	607	162,165
Additions/Acquisitions, net	4,447	1,223	547	1,841	8	92	8,158
Transfers from exploration and evaluation assets	21	—	—	14	—	—	35
Derecognitions (1)	(536)	(1,207)	—	(814)	—	—	(2,557)
AOSP mines acquisition (100%) (2)	—	—	—	15,488	—	—	15,488
AOSP mines disposition (90%) (2)	—	—	—	(12,087)	—	—	(12,087)
Scotford and Quest disposition (10%) (2)	—	—	—	(1,217)	—	—	(1,217)
Foreign exchange adjustments and other	—	(477)	(254)	—	—	—	(731)
At December 31, 2025	$92,896	$9,270	$5,316	$60,570	$503	$699	$169,254

Accumulated depletion and depreciation
At December 31, 2023	$58,840	$8,382	$3,358	$11,105	$213	$444	$82,342
Expense	3,741	96	192	2,086	16	26	6,157
Derecognitions (1)	(589)	(18)	—	(456)	—	—	(1,063)
Recoverability charge	—	160	—	—	—	—	160
Foreign exchange adjustments and other	18	772	335	30	—	—	1,155
At December 31, 2024	62,010	9,392	3,885	12,765	229	470	88,751
Expense	4,470	92	97	2,538	17	31	7,245
Derecognitions (1)	(536)	(1,207)	—	(814)	—	—	(2,557)
AOSP mines disposition (90%) (2)	—	—	—	(2,656)	—	—	(2,656)
Scotford and Quest disposition (10%) (2)	—	—	—	(206)	—	—	(206)
Recoverability charges	—	1,462	269	—	—	—	1,731
Foreign exchange adjustments and other	(4)	(469)	(216)	(10)	—	—	(699)
At December 31, 2025	$65,940	$9,270	$4,035	$11,617	$246	$501	$91,609

Net book value
At December 31, 2025	$26,956	$—	$1,281	$48,953	$257	$198	$77,645
At December 31, 2024	$26,954	$339	$1,138	$44,580	$266	$137	$73,414
(1)An asset is derecognized when no future economic benefits are expected to arise from its continued use.
(2)Components of the AOSP asset swap are discussed below.
AOSP ASSET SWAP TRANSACTION
On November 1, 2025, pursuant to a 2017 agreement with Shell Canada Limited and affiliates ("Shell") and following the satisfaction of certain conditions, the Company completed the AOSP asset swap with Shell. As a result of the transaction, the Company acquired from Shell, the remaining 10% interest in the AOSP mines, associated reserves, and additional working interests in a number of other non-producing oil sands leases, and in exchange to Shell, a 10% non-operated working interest in the Scotford Upgrader ("Scotford") and Quest Carbon Capture and Storage ("Quest") facilities. As a result, the Company owns and operates 100% of the AOSP mines and retains an 80% non-operated working interest in Scotford and Quest. The transaction had an effective date of March 1, 2025.
The allocation of the purchase price was based on management's best estimates of the fair value of the assets and liabilities exchanged as at the acquisition date. As a result of obtaining control of the AOSP mines, the transaction was accounted for as a business combination achieved in stages using the acquisition method of accounting. In accordance with IFRS Accounting Standards, at the acquisition date, the Company was deemed to have disposed of its pre-existing interest in the AOSP mines and re-acquired them at fair value, with any gains on remeasurement recognized in net earnings. As a result of the disposition of a 10% non-operated working interest in Scotford and Quest, the Company remeasured the 10% working interest to fair value at the acquisition date, with a gain on disposition recognized in net earnings.
a) Net Assets Acquired and Consideration Exchanged
The following provides a summary of 100% of the identifiable net assets acquired, and the fair value of the consideration exchanged:

($ millions)	Net assets acquired	Purchase consideration/previously held interests	Net

Fair value of the Company's interests in the AOSP mines (1) (2)	$15,488	$(13,939)	$1,549
Asset retirement obligation	(685)	616	(69)
Fair value, net of asset retirement obligation	14,803	(13,323)	1,480

Fair value of a 10% interest in Scotford and Quest (2)	—	(1,475)	(1,475)
Cash	153	59	212
Other working capital	8	60	68
Lease assets	1,510	—	1,510
Lease liabilities	(1,510)	—	(1,510)
Deferred income tax liability	(268)	—	(268)
	$14,696	$(14,679)	$17

Non-cash gain on disposition of a 10% interest in Scotford and Quest			464
Non-cash gain on remeasurement of the Company's 90%, pre-existing interest in the AOSP mines			4,508
Gain on acquisition, disposition, and remeasurement			$4,989
(1)Net assets acquired represent a 100% interest in the AOSP mines, and purchase consideration and previously held interests represent a 90% interest in the AOSP mines.
(2)The Company determined the fair value of the AOSP mines, Scotford and Quest, using an estimate of future cash flows discounted at approximately 18%, with reference to comparable market transactions.
b) Gain on Acquisition, Disposition, and Remeasurement
The Company recognized a $4,989 million gain related to the transaction, comprised of a $17 million gain on acquisition representing the excess of the fair value of the net assets acquired compared to the total purchase consideration and previously held interests, a non-cash gain on remeasurement of $4,508 million ($3,471 million after-tax) related to the remeasurement of the previously held interest in the AOSP mines to fair value, and a non-cash gain on disposition of $464 million ($357 million after-tax) related to the disposition of the 10% interest in Scotford and Quest.
The fair value of the Company's interest in the AOSP mines, and non-operated interest in Scotford and Quest was determined in accordance with IFRS Accounting Standards, using an estimate of future cash flows discounted at approximately 18%, with reference to comparable market transactions, including the Company's acquisition of Chevron's assets in December 2024. The valuation incorporated asset-specific assumptions and required the use of level 3 fair value inputs. Key assumptions used in the valuation included the discount rate, estimated future prices, expected future rates of production, quantity of reserves, production expense, capital expenditures, and allocation of fair value between the AOSP mines, Scotford and Quest.
The Company determined that the acquisition date fair value of the previously held interest in the AOSP mines, net of asset retirement obligations, was $13,323 million and utilized this estimate in its measurement of the purchase price consideration. The carrying value of the AOSP mines prior to the gain on remeasurement recorded in the transaction was $8,815 million, net of asset retirement obligations. The Company also determined that the acquisition date fair value of the previously held 10% interest in Scotford and Quest was $1,475 million and the associated carrying value prior to the gain on disposition recorded in the transaction was $1,011 million, both net of asset retirement obligations.
In accordance with IFRS Accounting Standards, no value was attributed to potential entity-specific operational synergies. Additionally, the Company has not assigned reserves or attributed any fair value to the additional working interests in non‑producing oil sands leases acquired.
c) Actual and Pro Forma Results for AOSP Asset Swap Transaction
As a result of the AOSP asset swap, in the fourth quarter of 2025, revenue increased by approximately $143 million and net operating income (comprised of revenue less production, blending and feedstock, and transportation expense) increased by approximately $46 million. Including the impact of interest expense and depletion, depreciation and amortization from operations, earnings before tax increased as a result of the AOSP asset swap by approximately $19 million for the fourth quarter of 2025. Depletion, depreciation and amortization also increased by an additional $24 million for the fourth quarter of 2025 as a result of the gain on remeasurement of its 90% previously held interest in the AOSP mines.
If the AOSP asset swap had been completed on January 1, 2025, the Company estimates that pro forma revenue would have increased by approximately $804 million and pro forma net operating income (comprised of revenue less production, blending and feedstock, and transportation expense) would have increased by approximately $115 million for the year ended December 31, 2025. Including the impact of depletion, depreciation and amortization from operations, the Company estimates pro forma earnings before taxes would have increased by approximately $97 million for the year ended December 31, 2025. Pro forma depletion, depreciation and amortization would have also increased by an additional $145 million in 2025 as a result of the gain on remeasurement of its 90% previously held interest in the AOSP mines. If the Company had accounted for the Corridor pipeline as a lease as of January 1, 2025, pro forma transportation expense would have decreased by $154 million, and pro forma interest expense and depletion, depreciation and amortization would have increased by $136 million.
Readers are cautioned that pro forma estimates are not necessarily indicative of the results of operations that would have resulted had the acquisition actually occurred on January 1, 2025, or of future results. Pro forma results are based on historical information and reflect actual production in the period available for the assets as provided to the Company and do not include any synergies that have or may arise subsequent to the acquisition date.
NORTH AMERICA EXPLORATION AND PRODUCTION ACQUISITIONS IN 2025
During 2025, the Company acquired a number of producing and non-producing crude oil and NGLs, and natural gas assets in the North America Exploration and Production segment. These transactions were accounted for using the business combination method of accounting and are summarized below.
a) Grande Prairie NGLs and Natural Gas Acquisition
During 2025, the Company acquired certain producing and non-producing NGLs and natural gas assets in the Grande Prairie area in the North America Exploration and Production segment for cash consideration of $752 million, subject to final closing adjustments. Net assets acquired include exploration and evaluation assets of $36 million, property, plant and equipment of $733 million, and other assets of $3 million. The Company also assumed associated asset retirement obligations of $20 million. No net deferred tax liabilities were recognized on this transaction.
b) Palliser Block Crude Oil and NGLs, and Natural Gas Acquisition
During 2025, the Company acquired certain producing and non-producing crude oil and NGLs, and natural gas assets in the Palliser Block in the North America Exploration and Production segment, including exploration and evaluation assets of $119 million, property, plant and equipment of $457 million, net working capital of $76 million, deferred income tax assets of $80 million, and assumed asset retirement obligations of $350 million. Total cash consideration was approximately $302 million and is subject to final closing adjustments. The Company recognized a gain on acquisition of $80 million, representing the excess of the fair value of the net assets acquired compared to total purchase consideration.
c) Actual and Pro Forma Results for Grande Prairie and Palliser Block Acquisitions
As a result of the Grande Prairie acquisition, revenue increased by approximately $166 million and net operating income (comprised of revenue less production and transportation expense) increased by approximately $89 million for the period subsequent to the acquisition. Including the impact of depletion, depreciation and amortization, earnings before tax increased by approximately $28 million for the period subsequent to the acquisition.
As a result of the Palliser Block acquisition, revenue increased by approximately $279 million and net operating income (comprised of revenue less production and transportation expense) increased by approximately $147 million for the period subsequent to the acquisition. Including the impact of depletion, depreciation and amortization, earnings before tax increased by approximately $61 million for the period subsequent to the acquisition.
If the Grande Prairie and Palliser Block acquisitions had been completed on January 1, 2025, the Company estimates that pro forma revenue would have increased by approximately $961 million and pro forma net operating income (comprised of revenue less production and transportation expense) would have increased by approximately $520 million for the year ended December 31, 2025. Including the impact of depletion, depreciation and amortization, the Company estimates pro forma earnings before taxes would have increased by approximately $241 million for the year ended December 31, 2025. Readers are cautioned that pro forma estimates are not necessarily indicative of the results of operations that would have resulted had the acquisitions actually occurred on January 1, 2025, or of future results. Pro forma results are based on historical information and reflect actual production in the period available for the assets as provided to the Company and do not include any synergies that have or may arise subsequent to the acquisition dates.
d) Other Acquisitions
For the year ended December 31, 2025, the Company also acquired a number of other producing and non-producing crude oil and NGLs, and natural gas assets in the North America Exploration and Production segment comprised of exploration and evaluation assets of $17 million, property, plant and equipment of $160 million, and assumed asset retirement and other obligations of $51 million for total cash consideration of $126 million.
In February 2026, subsequent to year end, the Company acquired certain producing and non-producing crude oil and NGLs, and natural gas assets in the Peace River area in the North America Exploration and Production segment for cash consideration of approximately $765 million, subject to final closing adjustments. Net assets acquired primarily include exploration and evaluation assets and property, plant and equipment. The Company also assumed associated asset retirement obligations.
INTERNATIONAL MATTERS
a) North Sea
The Company is advancing abandonment and decommissioning activities in the North Sea. Following a 2025 competitive tender for the Ninian South Platform, estimated abandonment costs were higher than originally budgeted. Accordingly, the Company updated its abandonment and decommissioning cost estimates for the Ninian Central and South Platforms and T‑Block (Tiffany, Toni, and Thelma fields). Additionally, based on current and forecasted economic conditions, including commodity prices and market egress, the Company determined that the T‑Block assets were no longer economically viable. Cessation of production has been accelerated to the first quarter of 2027 and associated crude oil reserves were de-booked.
As a result, during 2025, the Company recognized a non-cash charge of $836 million (2024 – $21 million; 2023 – $113 million) comprised of a recoverability charge recognized in depletion, depreciation and amortization expense of $1,462 million (2024 – $160 million; 2023 – $436 million), net of deferred tax recoveries of $626 million (2024 – $139 million; 2023 – $323 million).
The Company's estimate of its asset retirement obligations, including its long-term abandonment projects in the North Sea and associated tax recoveries, are subject to revision in future periods as abandonment activities progress.
b) Offshore Africa
During 2025, the Company determined that it would not pursue an extension of its PSC for the Espoir Field, Block CI‑26, in Offshore Africa, and de-booked associated crude oil reserves. The Company is working with the Government of Côte d'Ivoire to facilitate the transition of operatorship in the second half of 2026. As a result, as at December 31, 2025 the Company recognized a non-cash recoverability charge in depletion, depreciation and amortization expense of $269 million.
OTHER MATTERS
As at December 31, 2025, the Company determined that there were no indicators of impairment with respect to its property, plant and equipment and exploration and evaluation assets in the North America Exploration and Production and Oil Sands Mining and Upgrading segments. Although there were no indicators of impairment in these segments, the Company completed its normal course assessment of the recoverability of its property, plant and equipment and exploration and evaluation assets, and determined the carrying amounts of all its CGUs to be recoverable. The recoverability of the International CGUs is discussed in 'International Matters' above.
As at December 31, 2025, as a result of development activities and acquisitions undertaken since the establishment of its CGUs upon adoption of IFRS Accounting Standards, the Company reassessed its CGU structure within the North America Exploration and Production and Oil Sands Mining and Upgrading segments. This reassessment concluded that certain CGUs, which were located in adjacent geographic areas, produce similar products, and which were individually immaterial, should be aggregated into a single CGU. The aggregation of these CGUs did not have any impact on the recoverability of these CGUs under either the previous or revised CGU groupings. There were no changes to the Oil Sands Mining and Upgrading CGUs as a result of the AOSP asset swap, other than for the changing of ownership interest described in 'AOSP Asset Swap Transaction' above.
As at December 31, 2025, property, plant and equipment included project costs, not subject to depletion and depreciation, of $466 million in the Oil Sands Mining and Upgrading segment (2024 – $272 million in the Oil Sands Mining and Upgrading segment).
ACQUISITION OF CHEVRON'S ASSETS
In December 2024, the Company completed the acquisition of Chevron's assets for total cash consideration of $9,163 million. The acquisition included a 70% operated working interest in the light crude oil and liquids-rich Duvernay asset play in Alberta and a 20% working interest in AOSP. As a result of the acquisition of Chevron's assets, the Company held a 90% direct and indirect working interest in AOSP, which includes the Muskeg River and Jackpine mines, the Scotford Upgrader, and the Quest Carbon Capture and Storage facility. The acquisition also included various working interests in a number of other non-producing oil sands leases. The Company consolidates its interests in the assets, liabilities, revenue, and expenses of both the AOSP and Duvernay joint operations.
The following provides a summary of the net assets acquired relating to the acquisition:

Property, plant and equipment	$8,901
Exploration and evaluation assets	320
Working capital	115
Asset retirement obligations	(173)
Net assets acquired	$9,163